Long-Term Loans (Tables)	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Schedule of Annual Principal Payments

The required annual principal payments based on the amortization schedule of the Term Loans as of December 31, 2014, starting with the year 2015 are as follows (without giving effect to any voluntary or other prepayments):

$ in thousands
Year ending December 31:
2015	3,000
2016	3,000
2017	7,875
2018	22,500
2019	22,500

58,875